STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-2

Distribution Number	9
Beginning Date of Accrual Period	20-Jun-02
End Date of Accrual Period	21-Jul-02
Distribution Date	22-Jul-02
Previous Distribution Date	20-Jun-02

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements 22,726,389.90
Principal Collections	17,295,513.05
Interest Collections (net of servicing fee)	5,156,098.32
Servicing Fee	274,778.53
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	22,726,389.90
Interest Paid to Certificates	1,080,077.71
Principal Paid to Certificates	21,371,533.66
Equity Certificate	-
Servicing Fee	274,778.53

Balance Reconciliation

Begin Principal Balance	659,468,464.10
Principal Collections (including repurchases)	17,295,513.05
Charge off Amount	186,771.21
End Principal Balance	641,986,179.84

Collateral Performance
Cash Yield (% of beginning balance)	9.88%
Charge off Amount (% of beginning balance)	0.34%
Net Yield	9.54%

Delinquent Loans
30-59 days principal balance of loan	16,250,181.92
30-59 days number of loans	180
60-89 days principal balance of loan	3,525,159.67
60-89 days number of loans	37
90+ days principal balance of loan	9,890,361.68
90+ days number of loans	108

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	7,454
Number of HEL outstanding (EOP)	7,271
Number of Loans that went into REO	8
Principal Balance of Loans that went into REO	1,069,797.45

Overcollateralization
Begin OC Amount	124,939,675.08
OC Release Amount	0.00
Extra Principal Distribution	3,889,249.40
End OC Amount	128,828,924.48

Target OC Amount	142,530,364.62
Interim OC Amount	124,752,903.88
Interim OC Deficiency	17,777,460.74

Monthly Excess Cashflow	3,889,249.40

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance 68.01%

Interest Calculations
1 month LIBOR	1.83875%
Class A Formula Rate (1-mo. Libor plus 37bps)	2.20875%
Class A Pass-Through Rate	2.20875%
Class M Formula Rate (1-mo. Libor plus 95bps)	2.78875%
Class M Pass-Through Rate	2.78875%
Available Funds Cap	10.16625%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	29.713601
2. Principal Distribution per $1,000	28.322798
3. Interest Distribution per $1,000	1.390803

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	2.20875%
2. Days in Accrual Period	32

3. Class A Interest Due	932,853.27
4. Class A Interest Paid	932,853.27
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	475,137,488.42
2. Class A Principal Due	18,996,950.28
3. Class A Principal Paid	18,996,950.28
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	456,140,538.14

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP 0.6800658
8. Class A Certificate Balance as a % of the Pool Balance, EOP 0.7105146

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	30.078815
2. Principal Distribution per $1,000	28.322798
3. Interest Distribution per $1,000	1.756017

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.78875%
2. Days in Accrual Period	32

3. Class M Interest Due	147,224.44
4. Class M Interest Paid	147,224.44
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	59,391,300.59
2. Class M Principal Due	2,374,583.38
3. Class M Principal Paid	2,374,583.38
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	57,016,717.21

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP 0.6800658
8. Class M Certificate Balance as a % of the Pool Balance, EOP 0.0888130